--------------------------------------------------------------------------------
                                   MORGAN STANLEY
                                 AFRICA INVESTMENT
                                     FUND, INC.
--------------------------------------------------------------------------------




                                THIRD QUARTER REPORT
                                 SEPTEMBER 30, 1998
                        MORGAN STANLEY ASSET MANAGEMENT INC.
                                 INVESTMENT ADVISER





                                   MORGAN STANLEY
                            AFRICA INVESTMENT FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
---------

For the nine months ended September 30, 1998, the Morgan Stanley Africa Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -8.59% compared to -16.27% for the Fleming Africa Index including South Africa (the "Index"). For the one year ended September 30, 1998, and for the period since the Fund's commencement of operations on February 14, 1994 through September 30, 1998, the Fund's total return, based on net asset value per share, was -24.23% and 38.11%, respectively, compared to -28.35% and 18.46%, respectively, for the Index. On September 30, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $9 5/16, representing a 29.3% discount to the Fund's net asset value per share.

SOUTH AFRICA

The South African market had a turbulent third quarter, falling by 24.4% in U.S. dollar terms over the three month period, as it moved in sympathy with other emerging markets and was specifically affected by the deteriorating situation in Russia. The Rand exchange rate was volatile, depreciating in the first half of the quarter but gaining strength at the close of the period. Interest rates remained high with the prime rate (the benchmark lending rate by private banks) at a level 18% above expected inflation. The appointment of Tito Mboweni, the labor minister, to the post of Central Bank Governor in July, further exacerbated negative sentiment in the market due to his lack of experience in economics and close affiliation to the ruling party. We are not overly concerned, however, as past ANC appointees to key posts have proven to be capable, practical and market-friendly.

Expectations for economic performance have continued to be revised downward, as the dampening effects of high interest rates on growth become apparent. We are currently expecting 1998 to record gross domestic product growth below 1% and 1999 to fall in negative territory. Despite the unattractive outlook, we are comforted in the fact that South Africa has a sound banking system and economic policy is rational and targets clear objectives. The market remains an underweight in the Fund, but has become more attractive after the steep fall in prices. Further, we are encouraged by the increasing stability in the market and exchange rate, and are monitoring the possibility of interest rate cuts in the near future as the crucial event that will determine the magnitude of the economic slowdown.

EGYPT

The Egyptian market continued to slip in the third quarter of 1998, losing 7.7% of its value, as measured by the Egyptian Financial Group Index. Events in other emerging markets had a serious influence on the behavior of Egypt, as corporate profits reported during the period were actually strong and the government channeled significant new investments into the stock market through the creation of new funds capitalized with pension money. The Egyptian pound exchange rate continued to be unchanged at EL3.4/U.S.D. (it has remained flat for six years) and foreign reserves remained high at the U.S. $20 billion level, comprising over 17 months of exports.

Egyptian economic prospects still remain attractive, with our expectation of gross domestic product growth at the 5.3% level for fiscal 1998 and 5%-plus for 1999, led by construction and domestic consumption. The government's orthodoxy in managing the current account and fiscal balances, along with a slow but steady privatization program, will serve the country well and allow its economy to grow without the creation of major distortions. The market fall (22.5% in the nine months) spells out good value to us and we remain overweight this market.

GHANA

Ghana, the continent's outperformer thus far this year, gave some of its gains back during the third quarter as the Databank Index depreciated by 10.9%. The market fell victim to technical selling resulting from the dramatic disparity between its performance and that of its global peers, as investors sold to realize gains. Corporate profits for the first half of the calendar year were reported during the quarter and proved resilient, especially in the face of the electric energy shortage the country endured for a few months earlier in 1998. Inflation continues to come down and interest rates are falling, reflecting both global conditions and effective economic management. The government continues to work with the IMF to meet its plan targets and progress has been made on the fiscal side, though we will closely monitor spending as 2000 Presidential elections get closer. Despite the market's sharp 61.2% rise thus far this year, it continues to offer one of the best values in the region (and the world) with the 12-month forward price to earnings ratio at about 4.0. We continue to be heavily overweight.

ZIMBABWE

The situation in Zimbabwe deteriorated further during the third quarter, with wild moves in the value of the Zimbabwe dollar as well as financial asset prices. The currency, victimized by falls in other emerging market currencies such as the South African rand and the collapse of tobacco and mineral prices, the country's main exports, as well as reacting to the follies of its own government, depreciated by an astounding 42% during the quarter. President Mugabe's military foray into the Congo has proved disastrous in its implications for the budget deficit (currently estimated at 6.5% of gross domestic product for 1998), the demand for hard currency to finance the venture, and the psychological impact on financial markets and public opinion. The IMF, however, is still holding talks and a new program is expected to be concluded soon. We are, on the whole, discouraged by the government's apparent inability to offer practical solutions to most of the critical issues facing the country, including the reduction of the fiscal gap and the redistribution of land. The government seems to be caught between its desire to perpetuate populist policies to appease the public (including maintaining huge subsidies on fuels and electricity) and its need to come to grips with its dire financial circumstances. The market correction of 63.6% during the third quarter has made it one of the cheapest in the area, trading at an estimated 1999 price to earnings of 4.2, yet the immediate prospects are not bright. We are keeping our overweight position, awaiting a major shift in government policy or a change in government itself.

REST OF AFRICA

The Fund holds approximately 25% of its assets in countries other than those mentioned above. Mauritius, the most significant of these holdings, had a fairly uneventful quarter, falling 1.3%, as measured by the SEMDEX Index. Corporate profits announced during the quarter were generally healthy, with State Bank of Mauritius, the Fund's single largest holding reporting strong 22% earnings per share growth for its fiscal year ended June 30, 1998. Amidst the emerging market deluge, Mauritius continues to be a bastion of stability, with the economy chugging along at 5% to 6% per year and the currency depreciating by 9% thus far in 1998. Botswana also had a quiet quarter, losing 1.9% of the value of the BSE Index. Public sector employees received an important pay increase during the quarter, narrowing the gap between their salaries and those in the private sector. This, while marginally negative for inflation, will benefit Sechaba Breweries, our only Botswanan holding, as increased disposable income is likely to stimulate consumption of beer. Finally, Morocco, an underweight in the Fund, continued its gravity-defying rise, as the USI Index rose 9.6%, fueled by local liquidity finding its way into the equity market. The market offers poor value, trading at a price to earnings ratio of 21 with corporate profit growth at only 14%, making it the most richly valued in our universe. We will maintain an underweight, as we anticipate an increase in fixed investment (and therefore stock issuance) by Moroccan corporates needing to enhance their competitive position in anticipation of the enactment of its free trade pact with the EU, as well as a natural convergence down towards regional and global valuation levels.

On July 2, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. From that date through September 30, 1998, the fund repurchased 875,656 shares of its Common Stock at an average price of $10.98 and an average discount of 26.27% from net asset value per share. The Fund will continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors. We will update you on the progress of the repurchase program in future shareholder reports.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

October 1998

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

Morgan Stanley Africa Investment Fund, Inc.
Investment Strategy as of September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



HISTORICAL
INFORMATION                                                                 TOTAL RETURN (%)
                                        -------------------------------------------------------------------------------------
                                               MARKET VALUE (1)          NET ASSET VALUE (2)                  INDEX (3)
                                        -------------------------     -------------------------     -------------------------
                                                          AVERAGE                       AVERAGE                       AVERAGE
                                        CUMULATIVE         ANNUAL     CUMULATIVE         ANNUAL     CUMULATIVE         ANNUAL
                                        ----------        -------     -----------       -------     ----------        -------
               Fiscal Year to Date           18.72%            --           8.59%            --         -16.27%            --
               One Year                     -35.36         -35.36%        -24.23         -24.23%        -28.37         -28.37%
               Since Inception*               2.27           0.49          38.11           7.23          18.42           3.72



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION (2)

                                       [GRAPH]




                                                         YEAR ENDED DECEMBER 31,                    NINE MONTHS
                                                                                                       ENDED
                                                                                                    SEPTEMBER 30,
                                           1994*           1995           1996           1997           1998
                                         ---------       --------       --------       --------     -------------
     Net Asset Value Per Share . .          $14.43         $17.05         $16.86         $14.45         $13.16
     Market Value Per Share  . . .          $11.38         $12.88         $13.63         $11.50          $9.31
     Premium/(Discount). . . . . .           -21.1%         -24.5%         -19.2%         -20.4%         -29.3%
     Income Dividends. . . . . . .           $0.54         $ 0.96          $0.14          $0.30          $0.05
     Capital Gains Distributions .              --         $ 0.01          $1.23          $2.25          $0.00#
     Fund Total Return (2) . . . .            7.34%         26.14%          8.64%          2.69%         -8.59%
     Index Total Return (3). . . .           44.69%         14.81%        -10.72%         -4.61%        -16.27%



(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Fleming Africa Index including South Africa is a market capitalization weighted index based on the indices of eleven countries including Botswana, Egypt, Ghana, Kenya, Malawi, Mauritius, Morocco, Namibia, South Africa, Tunisia, and Zimbabwe. The local indices include dividends except for Botswana, Ghana, Kenya and Namibia. The historical return of the Index for the comparable periods are presented above.
  *  The Fund commenced operations on February 14, 1994.
  #  Amount is less than U.S.$0.01 per share.

Morgan Stanley Africa Investment Fund, Inc.
Portfolio Summary as of September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]

Equity Securities             (97.9%)
Short-Term Investments         (2.1%)

--------------------------------------------------------------------------------
SECTORS

                                       [CHART]

Banking                       (22.1%)
Beverages & Tabacco           (15.4%)
Broadcasting & Publishing      (3.0%)
Business & Public Services     (6.1%)
Chemicals                      (6.3%)
Financial Services             (3.2%)
Food & Household Products      (2.5%)
Merchandising                  (5.8%)
Multi-Industry                (12.1%)
Real Estate                    (3.1%)
Other                         (20.4%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                       [CHART]

South Africa                  (28.3%)
Egypt                         (20.9%)
Ghana                         (13.2%)
Mauritius                     (12.6%)
Zimbabwe                       (6.0%)
Botswana                       (4.9%)
Kenya                          (2.3%)
Morocco                        (1.5%)
Zambia                         (1.2%)
Ivory Coast                    (1.0%)
Other                          (8.1%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*


                                                          PERCENT OF
                                                          NET ASSETS
                                                          ----------
     1.   State Bank of Mauritius Ltd. (Mauritius)            7.2%
     2.   Sechaba Breweries Ltd. (Botswana)                   4.9
     3.   Standard Chartered Bank (Ghana)                     4.9
     4.   Educor (South Africa)                               3.5
     5.   Al-Ahram Beverages Co. (Egypt)                      3.5
     6.   Primedia Ltd. (South Africa)                        3.0
     7.   Eastern Tobacco (Egypt)                             3.0
     8.   Social Security Bank Ltd. (Ghana)                   2.9
     9.   Persetel Holdings Ltd. (South Africa)               2.7
     10.  Meikles Africa Ltd. (Zimbabwe)                      2.5
                                                             ----
                                                             38.1%
                                                             ----
                                                             ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
---------
SEPTEMBER 30, 1998


                                                                         VALUE
                                                           SHARES        (000)
------------------------------------------------------------------------------
COMMON STOCKS (93.3%)
(Unless otherwise noted)
------------------------------------------------------------------------------
BOTSWANA (4.9%)
BEVERAGES & TOBACCO
  Sechaba Breweries Ltd.                                7,449,450  U.S.$ 9,407
                                                                   -----------
------------------------------------------------------------------------------
EGYPT (20.9%)
BANKING
  Al Watany Bank of Egypt                                  22,014          268
  Commercial International Bank                                90            1
  National Societe Generale Bank                           92,500        1,710
                                                                   -----------
                                                                         1,979
                                                                   -----------
BEVERAGES & TOBACCO
  Al-Ahram Beverages Co.                                   36,750        2,317
  Al-Ahram Beverages Co. GDR                              137,500        4,307
  Eastern Tobacco                                         256,150        5,784
                                                                   -----------
                                                                        12,408
                                                                   -----------
BUILDING MATERIALS & COMPONENTS
  Suez Cement Co.                                           6,600          105
  Suez Cement Co. GDR                                     143,400        2,072
                                                                   -----------
                                                                         2,177
                                                                   -----------
CHEMICALS
  Egyptian Finance & Industrial Co.                       185,400        3,262
  Paints & Chemical Industries                             19,510          532
  Paints & Chemical Industries GDR                        325,900        2,697
                                                                   -----------
                                                                         6,491
                                                                   -----------
CONSTRUCTION & HOUSING
  Arabian International Construction                       40,800        1,705
                                                                   -----------
ELECTRICAL & ELECTRONICS
  Egyptian Electro Cables                                   2,541           44
                                                                   -----------
FOOD & HOUSEHOLD PRODUCTS
  Central Flour Mills                                         110            1
  North Cairo Flour Mills                                     605           10
                                                                   -----------
                                                                            11
                                                                   -----------
MERCHANDISING
  MISR Free Shops Co.                                      78,320          876
                                                                   -----------
MULTI-INDUSTRY
  Industrial & Engineering Enterprises Co.                238,138        3,911
                                                                   -----------
REAL ESTATE
  Alexandria Real Estate Investment Co.                    19,155          730
  Heliopolis Housing                                       11,500          966
  Madinet Nasr Housing & Development                       96,740        4,213
                                                                         5,909
                                                                   -----------
UTILITIES -- ELECTRICAL & GAS
  Egypt Gas Co.                                            50,000        4,516
                                                                   -----------
                                                                        40,027
                                                                   -----------
------------------------------------------------------------------------------
GHANA (13.2%)
AUTOMOBILES
  Mechanical Lloyd Co., Ltd.                            1,317,000          113
                                                                   -----------
BANKING
  Ghana Commercial Bank                                 5,394,580        2,552
  Social Security Bank Ltd.                             6,560,000        5,643
  Standard Chartered Bank                                 900,500        9,296
                                                                   -----------
                                                                        17,491
                                                                   -----------
BEVERAGES & TOBACCO
  Guinness Ghana Ltd.                                   3,800,979        1,471
  Ghana Brewery Ltd.                                      336,000          347
  Pioneer Tobacco Co., Ltd.                             5,906,600        1,436
                                                                   -----------
                                                                         3,254
                                                                   -----------
FINANCIAL SERVICES
  Home Finance Co.                                      2,345,700          757
                                                                   -----------
FOOD & HOUSEHOLD PRODUCTS
  Unilever Ghana Ltd.                                   2,494,900        2,146
                                                                   -----------
MANUFACTURING
  Aluworks Ghana Ltd.                                   1,070,000        1,289
                                                                   -----------
METALS -- NON-FERROUS
  Ghana Pioneer Aluminum Factory                        1,043,400          179
                                                                   -----------
                                                                        25,229
                                                                   -----------
------------------------------------------------------------------------------
IVORY COAST (1.0%)
MISCELLANEOUS MATERIALS & COMMODITIES
  SOC Ivoirienne de Coco Rappe                             24,000          793
                                                                   -----------
MULTI-INDUSTRY
  Filature Tissages Sacs                                   20,000        1,072
                                                                   -----------
                                                                         1,865
                                                                   -----------
------------------------------------------------------------------------------
KENYA (2.3%)
BANKING
  Kenya Commercial Bank Ltd.                              991,326        1,025
  National Industrial Credit Bank                         311,551          171
                                                                   -----------
                                                                         1,196
                                                                   -----------
CONSTRUCTION & HOUSING
  Athi River Mining Ltd.                                3,262,500          345
                                                                   -----------
INDUSTRIAL COMPONENTS
  Firestone East Africa Ltd.                            3,171,300          848
                                                                   -----------
MERCHANDISING
  Uchumi Supermarket Ltd.                               2,501,107        1,782
                                                                   -----------
UTILITIES -- ELECTRICAL & GAS
  Kenya Power & Lighting Co., Ltd.                        100,000          307
                                                                   -----------
                                                                         4,478
                                                                   -----------
------------------------------------------------------------------------------
MALAWI (0.4%)
FOOD & HOUSEHOLD PRODUCTS
  Sugar Corp. of Malawi                                 7,160,000          799
                                                                   -----------
------------------------------------------------------------------------------



                                                                         VALUE
                                                           SHARES        (000)
------------------------------------------------------------------------------
MAURITIUS (12.6%)
BANKING
  Mauritius Commercial Bank                             1,030,645  U.S.$ 4,737
  State Bank of Mauritius Ltd.                         20,111,364       13,743
                                                                   -----------
                                                                        18,480
                                                                   -----------
FOOD & HOUSEHOLD PRODUCTS
  Happy World Foods Ltd.                                  226,536          162
                                                                   -----------
LEISURE & TOURISM
  New Mauritius Hotels                                  1,351,112        2,885
                                                                   -----------
MULTI-INDUSTRY
  Rogers and Co., Ltd.                                    415,781        2,588
                                                                   -----------
                                                                        24,115
                                                                   -----------
------------------------------------------------------------------------------
MOROCCO (1.5%)
MULTI-INDUSTRY
  Credor                                                   25,000        2,878
                                                                   -----------
------------------------------------------------------------------------------
MOZAMBIQUE (0.2%)
MINING
  Kenmare Resources plc                                 2,975,000          444
                                                                   -----------
------------------------------------------------------------------------------
NIGERIA (0.2%)
OIL & GAS
  Tuskar Resources plc                                 17,829,000          455
                                                                   -----------
------------------------------------------------------------------------------
SOUTH AFRICA (28.3%)
BANKING
  Nedcor Ltd.                                              75,181        1,215
                                                                   -----------
BEVERAGES & TOBACCO
  Amalgamated Beverage Industries Ltd.                    416,073        2,336
  South African Breweries Ltd.                            127,390        1,920
  Suncrush Ltd.                                           151,300          271
                                                                   -----------
                                                                         4,527
                                                                   -----------
BROADCASTING & PUBLISHING
  Primedia Ltd.                                         2,320,800        5,804
                                                                   -----------
BUSINESS & PUBLIC SERVICES
  Educor                                                5,599,350        6,669
  Persetel Holdings Ltd.                                  611,700        5,089
                                                                   -----------
                                                                        11,758
                                                                   -----------
CHEMICALS
  Polfin Ltd.                                           1,000,000          851
  SASOL Ltd.                                              771,902        3,539
  SASOL Ltd. 8.50% (Convertible Preferred)                294,400        1,227
                                                                   -----------
                                                                         5,617
                                                                   -----------
CONSTRUCTION & HOUSING
  Concor Ltd.                                             294,522          621
                                                                   -----------
ELECTRICAL & ELECTRONICS
  DataTec Ltd.                                             26,450          270
                                                                   -----------
ELECTRONIC COMPONENTS & INSTRUMENTS
  Software Connection, Ltd.                             1,664,000          513
                                                                   -----------
------------------------------------------------------------------------------
FINANCIAL SERVICES
  BOE Corp. Ltd. 'N'                                    7,255,468        4,629
  BOE Ltd.                                                      1        --  @
  Coronation Holdings Ltd.                                 11,000          122
  Real Africa Durolink Holdings Ltd.                      458,000          635
                                                                   -----------
                                                                         5,386
                                                                   -----------
LEISURE & TOURISM
  Spur Holdings Ltd.                                      472,200          314
  Sun International Ltd.                                2,518,371          429
                                                                   -----------
                                                                           743
                                                                   -----------
MACHINERY & ENGINEERING
  Howden Africa Holdings Ltd.                           2,010,172          410
                                                                   -----------
MERCHANDISING
  Ellerine Holdings Ltd.                                  418,000          931
  New Clicks Holdings Ltd.                              3,569,115        2,672
                                                                   -----------
                                                                         3,603
                                                                   -----------
METALS -- STEEL
  Iscor Ltd.                                           20,706,200        4,650
                                                                   -----------
MULTI-INDUSTRY
  Bidvest Group Ltd.                                      407,061        2,458
  First South Africa Corp.                                278,404          261
  New Africa Investments Ltd. (Preferred) 'N'           8,849,700        4,155
  Rembrandt Group Ltd.                                    139,200          840
  Woolworths Holdings Ltd.                              1,190,000          557
                                                                   -----------
                                                                         8,271
                                                                   -----------
RETAIL -- MAJOR DEPARTMENT STORES
  Protea Furnishers Ltd.                                1,839,632          798
                                                                   -----------
                                                                        54,186
                                                                   -----------
------------------------------------------------------------------------------
UNITED KINGDOM (0.6%)
BANKING
(a) EFG-Hermes Holding GDR                                100,000        1,200
                                                                   -----------
------------------------------------------------------------------------------
ZAMBIA (1.2%)
FOOD & HOUSEHOLD PRODUCTS
  Zambia Sugar Co., Ltd.                              151,371,609        1,440
                                                                   -----------
MINING
  Zambia Consolidated Copper Mines                        600,000          915
                                                                   -----------
                                                                         2,355
                                                                   -----------
------------------------------------------------------------------------------
ZIMBABWE (6.0%)
BANKING
  NMBZ Holdings Ltd.                                    1,368,000          479
  NMBZ Holdings Ltd.                                      916,000          332
                                                                   -----------
                                                                           811
                                                                   -----------
BUILDING MATERIALS & COMPONENTS
  PG Industries Ltd.                                    1,713,446           48
  Portland Holdings Ltd.                                4,025,000          134
                                                                   -----------
                                                                           182
                                                                   -----------
ENERGY SOURCES
  Wankie Colliery Co. Ltd.                              7,871,900          384
                                                                   -----------
------------------------------------------------------------------------------



                                                                         VALUE
                                                           SHARES        (000)
------------------------------------------------------------------------------

ZIMBABWE (CONTINUED)
FOOD & HOUSEHOLD PRODUCTS
  Eastern Highland Plantation                           3,375,659   U.S.$  187
                                                                   -----------
LEISURE & TOURISM
  Zimbabwe Sun Ltd.                                     6,617,338          417
                                                                   -----------
MERCHANDISING
  Meikles Africa Ltd.                                   8,419,880        4,842
                                                                   -----------
METALS -- NON-FERROUS
  Bindura Nickel Corp., Ltd.                              658,750           18
                                                                   -----------
MULTI-INDUSTRY
  CFI Holdings                                            694,953           10
  Delta Corp., Ltd.                                    13,497,630        3,512
  TA Holdings Ltd.                                     11,432,100          252
  Trans Zambezi Industries Ltd.                         6,012,410          339
(a) Trans Zambezi Industries Ltd. ADR                   2,200,000          124
  Trans Zambezi Industries Ltd. - New                     360,000           20
  TSL Ltd.                                              3,477,000          197
                                                                   -----------
                                                                         4,454
                                                                   -----------
WHOLESALE & INTERNATIONAL TRADE
  Interfresh Ltd.                                      15,000,000          213
                                                                   -----------
                                                                        11,508
                                                                   -----------
------------------------------------------------------------------------------
TOTAL COMMON STOCK
  (Cost U.S.$204,117)                                                  178,946
                                                                   -----------
------------------------------------------------------------------------------


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                                                             Face
                                                           Amount
                                                            (000)
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
FOREIGN CURRENCY ON DEPOSIT WITH
  CUSTODIAN (2.1%)
  Botswana Pula                                BWP            220           49
  Egyptian Pound                               EGP          2,121          622
  Ghana Cedi                                   GHC      1,290,973          555
  Kenyan Shilling                              KES          4,015           67
  Mauritius Rupee                              MUR          3,355          136
  Moroccan Dirham                              MAD            822           89
  South African Rand                           ZAR         12,888        2,193
  Zimbabwe Dollar                              ZWD          5,990          189
                                                                   -----------
   (Cost U.S.$4,032)                                                     3,900
                                                                   -----------
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TOTAL INVESTMENTS (95.4%)
   (Cost U.S.$208,149)                                                 182,846
                                                                   -----------
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

                                                      Amount            Amount
                                                       (000)             (000)
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (4.6%)
  Other Assets                                 U.S.$  18,396
  Liabilities                                         (9,491)            8,905
                                               -------------     -------------
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NET ASSETS (100%)
  Applicable to 14,573,321 issued and
    outstanding U.S.$0.01 par value shares
    (100,000,000 shares authorized)                              U.S.$ 191,751
                                                                 -------------
                                                                 -------------
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NET ASSET VALUE PER SHARE                                        U.S.$   13.16
                                                                 -------------
                                                                 -------------
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
   (a)-- 144A Security - certain conditions for public sale may exist.
  ADR -- American Depositary Receipt
  GDR -- Global Depositary Receipt
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